                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2004


                                EATON CORPORATION
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                         1-1396                    34-0196300
----------------               --------------            -------------------
 (State or other                (Commission               (I.R.S. Employer
 jurisdiction of                File Number)             Identification No.)
 incorporation)



       Eaton Center
      Cleveland, Ohio                                   44114
----------------------------                           --------
  (Address of principal                                Zip Code
    executive offices)



                                 (216) 523-5000
                         ------------------------------
                         Registrant's telephone number,
                               including area code

Item 5.  Other Events and Regulation FD Disclosure.

         (a) Subsequent to the mailing to shareholders of Eaton Corporation's Definitive Proxy Statement dated March 19, 2004 in connection with its annual meeting to be held on April 28, 2004, it was discovered that erroneous compensation data were used to calculate the long-term incentive payment for R.W. Carson for the four-year period ending December 31, 2003. Instead of $602,763, as shown in the Summary Compensation Table contained on page 15 of the Proxy Statement, the correct amount is $822,483. On April 5, 2004, the Company's Compensation and Organization Committee approved a payment to Mr. Carson in order to correct the underpayment.

         (b) The following table summarizes information about stock options outstanding and exercisable at March 1, 2004:

                                                                     Weighted-                           Weighted-
                                                   Weighted-          average                             average
                                                    average           exercise                           exercise
                                                   remaining         price per                           price per
       Range of exercise         Options          contractual       outstanding         Options         exercisable
       prices per option       outstanding       life (years)          option         exercisable         option
      -------------------------------------------------------------------------------------------------------------
      $18.44     - $24.59        1,039,134            1.5             $22.13            1,039,134         $22.13
      $24.59     - $30.74          129,120            5.8              29.17              125,720          29.17
      $30.74     - $36.88       10,592,562            5.6              32.48            7,665,668          32.37
      $36.88     - $43.03        3,611,050            6.3              39.53            1,843,102          39.70
      $43.03     - $49.18          161,760            6.4              44.36              119,960          44.00
      $49.18     - $55.32           13,000            9.7              51.68                    0           0.00
      $55.32     - $61.47        2,327,994           10.0              59.11                    0           0.00
                               ------------                                           ------------
                                17,874,620                                             10,793,584


      Shares remaining for
      future grants at
      March 1, 2004              1,825,980


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    EATON CORPORATION


                                    BY  /s/ E.R. Franklin
                                      ----------------------------
                                      E.R. Franklin
                                      Vice President and Secretary



DATE:  April 8, 2004